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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
February 15, 2019
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The Walt Disney Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11605	95-4545390
(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street
Burbank, California	91521
(Address of principal executive offices)	(Zip Code)
(818) 560-1000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01 Other Events
Effective for fiscal 2019, The Walt Disney Company (the Company) is reporting segment operating results for the following four segments: Media Networks; Studio Entertainment; Parks, Experiences & Consumer Products and Direct-to-Consumer & International (DTCI). The Company has combined the operations and management of Parks & Resorts and the Consumer Products & Interactive Media segments into a new business unit, Parks, Experiences & Consumer Products and certain businesses that were previously reported in Media Networks, Studio Entertainment and Consumer Products & Interactive Media are now reported in DTCI.
In addition, the Company changed the reporting for intersegment content transactions from “net” to “gross” as we expect our Studio Entertainment and Media Networks segments will provide significant amounts of content to our DTCI segment.
Exhibit 99.1 sets forth, and incorporated herein by reference are, Items 1, 7 and 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 29, 2018. This Current Report does not reflect events occurring after the November 21, 2018 filing date of the Annual Report and does not modify or update the disclosures therein except to present the new reporting structure and reflect the gross presentation of intersegment content transactions.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

23 -	Consent of PricewaterhouseCoopers LLP
99.1 -
Updates to Annual Report on Form 10-K:
- Part I, Item 1. Business
- Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
- Part II, Item 8. Financial Statements and Supplementary Data

101 -
The following materials from the Company’s Annual Report on Form 10-K for the year ended September 29, 2018 formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Statements of Income, (ii) the Consolidated Statements of Comprehensive Income, (iii) the Consolidated Balance Sheets, (iv) the Consolidated Statements of Cash Flows, (v) the Consolidated Statements of Equity and (vi) related notes

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Brent A. Woodford
Brent A. Woodford
Executive Vice President
Controllership, Financial Planning and Tax
Dated: February 15, 2019